TWELFTH AMENDMENT TO REVOLVING
CREDIT AGREEMENT AND ASSIGNMENT

THIS TWELFTH AMENDMENT TO REVOLVING CREDIT AGREEMENT AND ASSIGNMENT (this “Twelfth Amendment”) is made as of November 28, 2005, by and among LEAF FINANCIAL CORPORATION, a Delaware corporation with offices previously at 1845 Walnut Street, 10th Floor, Philadelphia, Pennsylvania 19103 and now at 1818 Market Street, 9th Floor, Philadelphia, PA 19103 (“Leaf Financial”) and LEAF FUNDING, INC., a Delaware corporation with offices at 110 S. Poplar Street, Suite 101, Wilmington, Delaware 19801 (“Leaf Funding”, and together with Leaf Financial, each a “Debtor” and, collectively, the “Debtors”) and NATIONAL CITY BANK, a national banking association with offices at One South Broad Street, 14th Floor, Philadelphia, Pennsylvania 19107 (“Secured Party”).

BACKGROUND

A. On June 11, 2002, Leaf Financial and Secured Party entered into that certain Revolving Credit Agreement and Assignment (the “Credit Agreement”), pursuant to which Secured Party promised from time to time to make loans to Leaf Financial, evidenced by a master note of even date therewith.

B. On April 1, 2003, the Credit Agreement was amended to add Leaf Funding as a debtor pursuant to a Second Amendment to the Credit Agreement of even date therewith. The Credit Agreement has thereafter been amended from time to time.

C. Debtors and Secured Party mutually desire to further amend the Credit Agreement and are entering into this Twelfth Amendment to set forth their entire understanding and agreement with respect thereto.

AGREEMENT

NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, and intending to be legally bound hereby, the parties hereto agree that the Credit Agreement is further amended as follows:

A. Amendment. The Credit Agreement is hereby amended to provide that the “Commitment Termination Date” described in Section 1(a) of the Credit Agreement shall occur on January 31, 2006, unless earlier terminated pursuant to the terms of the Credit Agreement.

B. Consent. Secured Party hereby consents to the foregoing Amendment and waives all prohibitions thereto in the Credit Agreement. Such consent and waiver does not, however, constitute a waiver to any future actions prohibited by the Credit Agreement.

C. General Provisions.

1.  Except as expressly set forth herein, the Credit Agreement remains unmodified and will continue in full force and effect. The parties hereto will construe all other provisions of the Credit Agreement to give effect to the provisions hereof.

2.  This Twelfth Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their nominees, successors and assigns.

3.  This Twelfth Amendment may be executed in any number of counterparts, all of which together shall constitute one agreement binding on all parties hereto, notwithstanding that all parties have not signed the same counterpart.

4.  This Twelfth Amendment, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Twelfth Amendment bearing the signature of the party so delivering this Twelfth Amendment. Confirmation of execution by electronic transmission of a facsimile signature page shall be binding upon any party so confirming.

5.  This Twelfth Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

[SIGNATURES APPEAR ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties have executed and delivered this Twelfth Amendment to Revolving Credit Agreement and Assignment as of the date first above written.

DEBTORS:

Address for Notices:        LEAF FINANCIAL CORPORATION, a
1818 Market Street, 9th Floor          Delaware corporation
Philadelphia, PA 19103                 By:  /s/ Miles Herman
                       Miles Herman, President

Address for Notices:                  LEAF FUNDING, INC., a Delaware
c/o Leaf Financial Corporation corporation
1818 Market Street, 9th Floor
Philadelphia, PA 19103           By:  /s/ Miles Herman
                                   Miles Herman, Senior Vice President

SECURED PARTY:

NATIONAL CITY BANK, a national
banking association

By:  /s/ Michael J. Labrum
Michael J. Labrum
Senior Vice President